Corporate Presentation January 7, 2019 Exhibit 99.1

Forward looking statements This presentation has been prepared by Aerpio Pharmaceuticals (“we”, “us” or, the “Company”) and includes forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding our product candidates, their therapeutic potential and development plans, our future results of operations and our financial position, our business strategy and plans and our objectives for future operations, are forward-looking statements. Forward-looking statements speak only as of the date hereof unless it is stated otherwise. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements relate to our strategy, our intellectual property position, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management and expected market growth, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements including those contained in our public filings with the Securities and Exchange Commission. This presentation also contains estimates and other statistical data made by independent parties and by us. Management bases all estimates and projections as to events that may occur in the future (including projections of revenue, development plans and timing of clinical trial results) upon their best judgment as of the date of this presentation. Whether or not such estimates or projections may be achieved will depend upon the Company achieving its overall business objectives and the availability of funds. The Company does not guarantee that any of these projections will be attained. Actual results will vary from the projections, and such variations may be material. New risks emerge from time to time, and except as required by law, neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. This presentation may contain trade names, trademarks or service marks of other companies. The Company does not intend the use or display of other parties’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of, these other parties. Solely for convenience, the trade names, trademarks or service marks in this presentation are referred to without the symbols ® and ™, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto.

Overview of Aerpio Diabetes leads to vascular leaks over time due to glucose insult. These leaks have three significant effects: Diabetic macular edema (DME) driven by fluid leaking behind retina Damage to kidneys leading over time to kidney dialysis (median survival <5 years) Diabetic neuropathy and amputations Erectile dysfunction Aerpio has developed AKB-9778, which is a Tie2 activator, which seals vascular leaks improving health Delay or reduce DME (saving $35,000/year) Might delay or reduce kidney dialysis (saving $50,000/year) Might reduce multiple hospitalizations per year for other issues Aerpio is currently running a trial in diabetic retinopathy (DR) to demonstrate the ability to seal the leaky vasculature DR would represent a biomarker and the best moment to treat these patients to delay or prevent damage to the eye, kidney and other effects

Overview of Aerpio The diabetic market is very large in the US 30 million diabetics 8.4 million estimated to have DR 1.6 million diagnosed with DR Following only patients diagnosed with DR and assuming a price of $10,000 per patient, the US market may be $16 billion. Adding in Europe, Japan, Canada takes the market to over $30 billion Aerpio has a very strong patent portfolio in TIE-2 activation Phase 2b data expected in March 2019

Aerpio’s IBD Drug Aerpio has entered into a partnership for its IBD drug with Gossamer (Faheem Hasnain & Sheila Gujrathi) for $20 million upfront, $400 million of milestones and mid-teens royalties as well as a percentage of the proceeds if the asset is ever sold $8 billion potential market HIF drug with good safety profile distinguishing it from other IBD drugs like Humira and steroids Strong efficacy data in mice Phase 1b human trial completed by end of this year Daily pill rather than an injection

Tie2 Biology & the Critical Role of VE-PTP in Diabetes

Diabetic complications are a result of progressive blood vessel damage due to chronic diabetes The Problem Vascular leak and pathology leads to devastating consequences in diabetes The Solution Potential to reverse vascular leak by activating Tie2 with AKB-9778 The Opportunity ~380 million diabetics world-wide increasing to 590 million by 2035 ~132 million with retinopathy today Estimated 7 million Americans with NPDR Estimated 4-5 million Americans with NPDR and nephropathy

Tie2 is a transmembrane receptor found on endothelial cells, the foundation for vascular stability Tie2 activity… Maintains integrity of endothelial cell junctions Enhances endothelial cell function and viability Inhibits vascular inflammation Inactive Tie2 = Vascular Destabilization Promotes pathologic vascular leak and neovascularization Active Tie2 is essential for vascular stability Tie2 Receptor Phosphate

Inhibiting VE-PTP with AKB-9778 reactivates Tie2 and restores endothelial cell stability even with Ang-2 present



Tie2 Receptor
Activated by Ang-1
VE-PTP
Inactivates Tie2 by dephosphorylation
AKB-9778
Inhibits VE-PTP = Restoring blood vessel stability
Blood Vessel
Cross Section
P
X
Ang-1 =
Ang-2 =
AKB-9778 =

Ang-1 – Angiopoietin 1
Ang-2 – Angiopoietin 2
VE-PTP – Vascular endothelial protein tyrosine phosphatase

9

Diabetic Retinopathy and AKB-9778 TIME-2 Clinical Data

Diabetic retinopathy progresses over time and can lead to blindness if untreated Diabetic eye disease is a progressive disease characterized by worsening vascular damage Vascular damage in the eye leads to leakage of fluid and proteins in the surrounding retinal tissue Eventually the damage may be severe enough to cause significant vision loss and potentially blindness NPDR – Non-proliferative diabetic retinopathy PDR – Proliferative diabetic retinopathy DME – Diabetic macular edema Retinal Photographs Progression of Diabetic Retinopathy

TIME-2 Design & Analyses



Study Eye
Fellow Eye
SQ
SQ

Primary Analysis

- **Patients with DME**
- **Three Arms (n = 144*)**

SQ/Systemic	+	Study Eye	
• bid SQ AKB-9778	+	monthly x 3 IVT Sham	(n=46)
• bid SQ AKB-9778	+	monthly x 3 IVT Lucentis	(n=48)
• bid SQ Placebo	+	monthly x 3 IVT Lucentis	(n=47)

Primary Endpoint

- Change in retinal thickness at month 3

Secondary Measurements

- 2-step DRSS change at month 3

Secondary Analysis (Prospective)

- **Patients with DRSS 2-6 in study and fellow eye**
- **Two Arms (n = 128)**

SQ/Systemic	+	Fellow Eye	
• bid SQ AKB-9778	+	None	(n=90)
• bid SQ Placebo	+	None	(n=38)

Patients with DRSS of 1 in fellow eye removed (unable to measure 2-step improvement in DRSS)

Prospective Measurements

- 2-step DRSS change at month 3

- DRSS – Diabetic Retinopathy Severity Score
- bid – twice daily
- * 3 patients withdrew from trial before efficacy measurements determined

12

TIME-2: Change in retinal thickness over time p = 0.008 p = 0.02 Campochiaro P, et al. Ophthalmology, Aug. 2016; Vol. 123. Phase 1 data showed efficacy as monotherapy in DME prompting testing of monotherapy in phase 2a No efficacy seen as monotherapy in primarily VEGF-driven disease (DME) Vascular stabilizing effect of combination therapy significantly greater than either agent alone -110

Risk of vision-threatening events (DME, hemorrhage, retinal detachment, etc.) increases with each step Treatment of DR is generally not initiated until later in disease due to the drawbacks of currently available interventions (e.g. laser, intraocular injection) Early intervention could slow or prevent disease progression Progression of diabetic eye disease is measured using a discrete 11-step scale (Diabetic Retinopathy Severity Score - DRSS) DME – Diabetic macular edema DR – Diabetic retinopathy NPDR – Non-proliferative diabetic retinopathy PDR – Proliferative diabetic retinopathy Klein R et al., Arch Ophthalmol., 2001, Vol. 119. The FDA bar: ≥ 2-step improvement at 12 months AKB-9778 has already achieved 2-step improvement at 3 months in TIME-2 trial Aerpio target market

Percentage of Patients with a ≥ 2-Step Improvement in DRSS @ 3 Months Study eye assessment of diabetic retinopathy improvement from TIME-2 study DRSS – Diabetic retinopathy severity score Campochiaro P, et al. Ophthalmology, Aug. 2016; Vol. 123.

Fellow eye assessment of diabetic retinopathy improvement from TIME-2 study



Percentage of Patients with a ≥ 2-Step Improvement in DRSS **@ 3 Months**
15
10
5
0
% of patients
4.2
11.4
Fellow Eye
Systemic Placebo (N=24)
Systemic AKB-9778 (N=70)

- 2-step improvement expected to increase at one-year timepoint (on-going TIME-2b study)
- Placebo rate of improvement consistent with sham control in Lucentis RISE/RIDE studies (3% at M3, M6 and 12)
- Consistent and bilateral 2-step improvement in DRSS from TIME-2 support biologic activity of AKB-9778

DRSS – Diabetic retinopathy severity score

Campochiaro P, et al. *Ophthalmology*, Aug. 2016; Vol. 123.

16

RISE/RIDE: Improvement of DRSS over time DRSS – Diabetic retinopathy severity score Ophthalmology. 2012 Apr;119(4):789-801; Ranibizumab for diabetic macular edema: results from 2 phase III randomized trials: RISE and RIDE Diabetic retinopathy does not improve on its own Active therapy improves DRSS over time

Validation by Roche and Regeneron: Aerpio’s approach to treating DR via Tie2 activation supported by anti‐Ang‐2 results Roche/Genentech BOULEVARD study (RG7716) Dugel, P. RG7716 in Diabetic Macular Edema: Results from the Phase 2 BOULEVARD Study. Angiogenesis, Exudation, and Degeneration; February 10, 2018; Miami, FL. Brown, D. Nesvacumab in Diabetic Macular Edema: Results from the Phase 2 RUBY Study. Angiogenesis, Exudation, and Degeneration; February 10, 2018; Miami, FL. Regeneron RUBY study (REGN-910)

Promising rationale for development in DR AKB-9778 Monotherapy ability to control DR in equivalent manner to Lucentis (approved therapy for the treatment in DR) Consistent effects seen bilaterally, study and fellow eye Placebo performed in accordance with contemporaneous DR studies: no improvement in absence of therapeutic intervention Regulatory path precedent set by Lucentis (≥ 2-step improvement @ 1-year) AKB-9778 product attributes support a potential market-leading profile for patients with DR, good vision, and no center involved DME No need for intraocular injections and no increase in frequency of visits to ophthalmologist Treats both eyes via systemic delivery (>70% patients with DR have bilateral disease) Potential to prevent progression to vision threatening events of PDR and DME May improve diabetes-induced nephropathy and compromise of other vascular beds AKB-9778 development: DR vs. DME

Diabetic Retinopathy: Patient Numbers and Market Estimates

NPDR is highly underdiagnosed and a very large market Geography Estimated Prevalence Diabetes (1)* Estimated Prevalence of DR (2)* Estimated Prevalence of NPDR (2,3)* U.S. 24 8.4 6.7 Europe 50 17 14 China 98 34 27 Japan 12 4 3 ROW 196 69 55 TOTAL  380 132 106 * Patients Millions 1. Guariguata, L., et al. Diabetes Res and Clin Practice, 2014; 103: 137-14 2. Yau J, et al. Diabetes Care. 2012;35:556-564. (10.2337/dc11-1909) 3. NPDR = all DR minus PDR Potential AKB-9778 NPDR opportunity ~ 100 million Sev PDR Moderate PDR Mild PDR Very Severe NPDR Severe NPDR Moderate NPDR Mild NPDR

AKB-9778: TIME-2 Study – Kidney Function Analysis

1 2 4 3 Progression of diabetic eye and kidney disease suggest a common pathologic process

TIME-2 UACR data: Baseline proteinuria subgroup (≥ 30 mg/g) SC – Subcutaneous UACR – Urine albumin/creatinine ratio p = 0.03, unadjusted (All SC AKB-9778 vs. SC placebo) p = 0.006, adjusted for baseline UACR, HgbA1c, and systolic blood pressure (All SC AKB-9778 vs SC placebo)

AKB-9778: TIME-2b Study

TIME-2b: Clinical trial design Phase 2b study in pts with moderate to severe non-proliferative diabetic retinopathy (NPDR) without DME 1o Endpoint: ≥ 2-step improvement in DRSS at 48 weeks Key 2o Endpoints: development of DME/PDR, DR progression, renal function Enrollment commenced June 2017, enrollment closed February 2018 at 167 patients, data expected March 2019 DME – Diabetic macular edema DR – Diabetic retinopathy DRSS – Diabetic retinopathy severity score PDR – Proliferative diabetic retinopathy

AKB-9778: Primary Open-Angle Glaucoma

AKB-9778 Monotherapy AKB-9778 + Lucentis® Lucentis® monotherapy SE FE SE FE SE FE Mean Baseline IOP (mmHG) 15.8 15.4 15.9 16.1 15.2 15.8 Mean Δ from BL (mmHG) -1.4 -1.4 -1.0 -1.5 0.1 -0.1 t-test Δ BL-Mo 3 (p-value) <0.01 <0.01 <0.05 <0.01 0.88 0.84 BL = baseline; SE = study eye; FE = Fellow eye Statistically significant reductions in intraocular pressure were observed in non-glaucoma patients in the TIME-2 study Reduction of IOP increased to ~ 2-2.5 mm Hg in patients with baseline IOPs ≥ 16 mm Hg, similar to prostaglandin analogs in normotensive glaucoma Dirks et al. Adv Ther. 23:3, 2006 Khawaja et al. Ophthalmology 121:1501, 2014 Stenkula and Wettrell, Graefe’s Arch Clin Exp Ophthalomol 218:96, 1982

Larger IOP changes seen in patients with higher baseline pressure Baseline IOP ≥ 16 mmHg Baseline IOP < 16 mmHg Mo 1 Mo 2 Mo 3 Mo 1 Mo 2 Mo 3 Change in IOP (mmHg) 4 2 0 -2 -4 * * * * * * * p<.01

Loss of Tie2 function leads to increased IOP and glaucoma phenotype in mice and humans

Ocular hypertension and pathology of glaucoma: AKB-9778 presents a potentially new MOA that affects the main pathway in IOP reduction Aqueous flows out through the trabecular meshwork (TM) and Schlemm’s canal Aqueous flows into the anterior chamber from the ciliary body Eye without glaucoma IOP increases when TM and/or Schlemm’s canal is blocked Schlemm’s canal is a lymphatic-like vessel that expresses Tie2 Eye with glaucoma PRESSURE Tie2 maintains vascular stability of Schlemm’s canal AKB-9778: New MOA to affect outflow through the TM

Dose related IOP decrease observed after topical ocular administration of AKB-9778 Normotensive New Zealand White Rabbits

AKB-9778 could act upstream from effects of recently approved glaucoma products Rhopressa and Vyzulta Inhibition of VE-PTP activates Tie2 & affects downstream Rho kinase and eNOS activity mechanistically

AKB-9778 Target Product Profile Primary Indication Reduction of elevated intraocular pressure (IOP) Target Pt. Population Primary open angle glaucoma / ocular hypertension Route of Administration Self administered topical installation Dosing Schedule 1 drop QD (blow fill seal, 0.3 ml, single-dose) Efficacy In adjunctive setting: Additive effect of at least 1.5 mm Hg when used as adjunct to first-line treatment In monotherapy setting: IOP reduction of at least 5 mm Hg (or 20%) OR at least 3 mm Hg compared to placebo Safety/Tolerability Lack of significant rate of systemic and ocular side effects seen with other classes of drugs (eg, Systemic: cardiovascular, respiratory, headache, drowsiness, depression, dry mouth, taste disturbance; Ocular: allergy, iris/skin discoloration, blurred vision, hyperemia). Positioning First-line therapy of choice in adjunctive setting First-line for patients where an alternative to prostaglandin analog (PGA) desired: PGA-intolerant or PGA‑nonresponsive patients; concerns re PGA-associated cosmetic side effects AKB-9778 in primary open-angle glaucoma

AKB-4924: Inflammatory Bowel Disease

AKB-4924 efficacy demonstrated in multiple models of IBD Pre-clinical proof-of-concept across multiple models of IBD in both the induction and maintenance setting TNBS-induced colitis Wild type mice (below) Chronic granulomatous disease mice DSS-induced colitis Genetic TNFα overexpression induced Crohn’s Disease Gut Graft Versus Host Disease DSS – dextran sodium sulfate IBD – inflammatory bowel disease TNBS – trinitrobenzene sulphonic acid TNFa – tumor necrosis factor alpha

AKB-4924 decreases colonic cytokine levels and enhances mucosal healing restoring gut wall integrity in preclinical models

AKB-4924 reduces levels of proinflammatory cytokines in target tissue (colon)



Tissue IL-1β (pg ml⁻¹)
4,000
3,000
2,000
1,000
0
(AKB-4924 mg kg⁻¹)
TNBS
0.0 0.0 5.0 0.3 1.0 5.0
− + − + + +
Tissue IL-6 (pg ml⁻¹)
150
100
50
0
Tissue TNF-α (pg ml⁻¹)
150
125
100
75
50
25
0



EtOH + vehicle
EtOH AKB-4924 (5.0 mg kg⁻¹)
TNBS vehicle
TNBS AKB-4924 (5.0 mg kg⁻¹)
LPS (EU ml⁻¹)
60
40
20
0
2
3
7
Days post TNBS

AKB-4924 reduces levels of circulating bacterial endotoxin (LPS) from the gut secondary to restoration of barrier function

Keely et al. Immunology 2014;7:114-123.

37

First-in-class, HIF-1a stabilizer for IBD Designed to address major unmet needs in IBD Efficacy and safety profile in preclinical models and early human studies support a preferred profile for moderate/severe and potentially earlier stage disease vs. current standard of care Oral, once-daily route of administration Completed Phase 1 SAD, currently performing Phase 1 MAD Colon biopsies, drug concentration, local effects Phase 1 MAD results expected Q4 2018 Proof-of-concept data anticipated in Q3 2019 AKB-4924 in inflammatory bowel disease HIF-1a– hypoxia inducible factor-1 alpha IBD – inflammatory bowel disease SAD – single ascending dose; MAD – multiple ascending dose - - - Cost & Disease Severity +++ Surgery Biologics 2nd malignancy, opportunistic infection, immunogenicity AKB-4924 ≥ efficacy profile, preferred safety and route of administration Steroids (systemic/topical), azathioprine AEs: nausea, blood disorders, immune system compromise 5-ASA/mesalamine

Gossamer Bio founded by former Receptos team of Faheem Hasnain and Sheila Gujrathi, MD Receptos sold to Celgene in 2015 for $7.2 billion after Phase 2 IBD and MS trials $20 million upfront payment for exclusive world-wide rights to AKB-4924 (now named GB004) $400 million in potential development and commercial milestones Tiered royalties ranging from high single-digit to mid-teen percentages on annual sales Potential option to participate in sale of GB004 or the company in exchange for relinquishing existing royalty and milestones AKB-4924 Partnered with Gossamer Bio

AKB-4924 in inflammatory bowel disease

AKB-4924 Target Product Profile	
Primary Indication	- Inducing and maintaining clinical response & remission - Improving endoscopic appearance of the mucosa - Achieving corticosteroid-free remission
Target Pt. Population	Moderate/Severe Ulcerative Colitis
Route of Administration	PO (enteric-coated tablet)
Dosing Schedule	Once daily
Efficacy	Non-inferior to infliximab
Safety/ Tolerability	Lack of secondary malignancy, opportunistic infection, or immunogenicity reactions
Positioning	First-line therapy of choice in moderate to severe ulcerative colitis



Top-line results from MAD study
Initiate Phase 2 study
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2018
2019
2020
Initiate MAD study
Initiate Phase 1b study
Top-line results Phase 1b study

IND – investigational new drug
MAD – multiple ascending dose
PO – Oral

40

Milestones and Summary

Milestone rich timeline over next 18 months



AKB-9778 in NPDR
AKB-9778 in POAG (eye drops)
AKB-4924/GB004 in UC
Complete enrollment in TIME-2b study (Phase 2b NPDR)
Initiate Phase 1b study
Top-line results from TIME-2b study (Phase 2b NPDR)
Top-line results from Phase 1b study
Initiate Phase 3 studies
Initiate 28-day Phase 2a study
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2018
2019
2020
Initiate MAD study
Top-line results from MAD study
Initiate Phase 1b study
Top-line results from Phase 1b study
Initiate Phase 2 study

IND – Investigational new drug
MAD – Multiple ascending dose
NPDR – Non-proliferative diabetic retinopathy
POAG – Primary open angle glaucoma
UC – Ulcerative colitis

42

Aerpio corporate highlights Tie2 pathway validated in the treatment of diabetic microvascular disease Preclinical evidence suggests AKB-9778 seals vascular leak models of diabetic retinopathy and nephropathy AKB-9778 TIME-2 data demonstrates clinical activity 4 ways: DRSS improvement in study and fellow eyes, DME in combination w Lucentis, decrease IOP and improvement in UACR Further validation of Tie2 activation with Regeneron and Roche diabetic retinopathy data Large commercial opportunity TIME-2b Phase 2b study in non-proliferative diabetic retinopathy (NPDR), fully enrolled 3 months ahead of projection and increased to 167 patients – Data expected March 2019 Treat both eyes and possibly kidney without treatment burden of intravitreal injection Advancing distinct development program in primary open-angle glaucoma AKB-4924 new, differentiated mechanism to treat IBD with premier corporate partner, Gossamer Bio Strong balance sheet after $50 million follow-on financing, uplisting to NASDAQ and Gossamer partnership Multiple potential clinical catalysts starting in Q4 2018

www.aerpio.com